UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2018

Civeo Corporation

(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-36246	98-1253716
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

Three Allen Center,

333 Clay Street, Suite 4980, Houston, Texas 77002

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 510-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 2, 2018, Civeo Corporation (“Civeo”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisition (the “Acquisition”) of Noralta Lodge Ltd. (“Noralta”).

This Form 8-K/A amends the Initial 8-K to provide financial statements and pro forma financial information for the Acquisition that are described in parts (a) and (b) of Item 9.01 below. Except as otherwise provided in this Form 8-K/A, the Initial 8-K remains unchanged.

Item 9.01          Financial Statements and Exhibits.

a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Noralta as of May 31, 2017 and 2016 and for each of the three years ended May 31, 2017 are incorporated herein by reference as Exhibit 99.1 to this Form 8-K/A.

The unaudited consolidated financial statements of Noralta as of November 30, 2017 and for the six months ended November 30, 2017 and 2016 are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

b) Pro Forma Financial Information.

The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K relating to the completion of the Acquisition is attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

d) Exhibits.

Civeo is filing the following exhibits as a part of this Form 8-K/A:

23.1	Consent of PricewaterhouseCoopers LLP.

99.1

Audited Consolidated Financial Statements of Noralta as of May 31, 2017 and 2016 and for each of the three years ended May 31, 2017 (incorporated by reference from Annex F of the Proxy Statement on Schedule 14A of Civeo (File No. 001-36246), filed on February 2, 2018).

99.2	Unaudited Consolidated Financial Statements of Noralta as of November 30, 2017 and for the Six Months Ended November 30, 2017 and 2016.

99.3	Unaudited Pro Forma Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVEO CORPORATION

By:	/s/ Frank C. Steininger
Name:	Frank C. Steininger
Title:	Executive Vice President, Chief Financial Officer and Treasurer

DATED: April 11, 2018